Exhibit 10.01

$4,593.50 (U.S.)                                      Dated:  December 14, 2005
----------------                                      -------------------------

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, Merilus, Inc. ("Maker" or the "Company"), promises to pay to Michelle Turpin ("Holder"), 4764 South 900 East, Suite 3, Salt Lake City, Utah 84117 or order, four thousand five hundred ninety three dollars and fifty cents ($4,593.50).

         1. Payments. The principal on the obligation represented hereby shall be repaid in full at the earlier of December 31, 2006, or within five days of the merger or acquisition between the Company and another corporation or entity that has operations, through a lump sum payment of interest and principal. All payments shall first be made to interest and then to a reduction of principal.

         2. Interest. The obligation shall bear simple interest at the rate of six percent (6%) per annum.

         3. Type and place of Payments. Payment of principal and interest shall be made in lawful money of the United States of America to the above named holder at the above given address, or order.

         4. Prepayment. Advance payment or payments may be made on the principal and interest, without penalty or forfeiture. There shall be no penalty for any prepayment.

         5. Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Promissory Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Promissory Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

                  (a) Default in the payment of the principal and interest of this Promissory Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Promissory Note to Maker;

                  (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to any agent authorized to liquidate any substantial part of its assets; or

                  (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

         6. Attorneys' Fees. If this Promissory Note is placed with an attorney for collection, or if suit be instituted for collection, herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by Holder or the holder of this Promissory Note in so doing.

         7. Construction. This Note shall be governed by and construed in accordance with the laws of the State of Utah.


                                 Merilus, Inc.,
                                  a Nevada Corporation

                                  By: /s/ Denny W. Nestripke
                                        Denny W. Nestripke, its President

                                                                   Exhibit 10.02

$9,000.00 (U.S.)                                       Dated:  January 31, 2006
----------------                                       ------------------------

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, Merilus, Inc. ("Maker" or the "Company"), promises to pay to Michelle Turpin ("Holder"), 4764 South 900 East, Suite 3, Salt Lake City, Utah 84117 or order, up to an amount of nine thousand dollars ($9.000.00). At the execution of this Promissory Note, Holder has loaned an initial four thousand dollars ($4,000.00) to Maker and agrees to loan the Company up to nine thousand dollars ($9,000.00) upon request of the Company. All sums loaned to the Company shall be on the same terms and conditions as set forth in this Promissory Note.

         1. Payments. The principal on the obligation represented hereby shall be repaid in full at the earlier of December 31, 2006, or within five days of the merger or acquisition between the Company and another corporation or entity that has operations, through a lump sum payment of interest and principal. All payments shall first be made to interest and then to a reduction of principal.

         2. Interest. The obligation shall bear simple interest at the rate of six percent (6%) per annum.

         3. Type and place of Payments. Payment of principal and interest shall be made in lawful money of the United States of America to the above named holder at the above given address, or order.

         4. Prepayment. Advance payment or payments may be made on the principal and interest, without penalty or forfeiture. There shall be no penalty for any prepayment.

         5. Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Promissory Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Promissory Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

                  (a) Default in the payment of the principal and interest of this Promissory Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Promissory Note to Maker;

                  (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to any agent authorized to liquidate any substantial part of its assets; or

                  (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

         6. Attorneys' Fees. If this Promissory Note is placed with an attorney for collection, or if suit be instituted for collection, herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by Holder or the holder of this Promissory Note in so doing.

         7. Construction. This Note shall be governed by and construed in accordance with the laws of the State of Utah.


                                 Merilus, Inc.,
                                  a Nevada Corporation

                                  By: /s/ Denny W. Nestripke
                                        Denny W. Nestripke, its President